SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): January 31, 1998

                           TOMMY HILFIGER CORPORATION
             (Exact name of registrant as specified in its charter)

British Virgin Islands             1-11226               Not Applicable
----------------------      ----------------------     -------------------

(State or other             Commission File Number     (IRS Employer
 jurisdiction of                                        Identification No.)
 incorporation)



6/F, Precious Industrial Centre
18 Cheung Yue Street
Cheung Sha Wan
Kowloon, Hong Kong                                    Not Applicable
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(Address of principal executive offices)              (Zip Code)


Registrant's Telephone Number, including area code:  852-2745-7798
                                                     -------------




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        (Former name or former address, if changed since last report)



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Item 5.  Other Events.

            On January 31, 1998, Tommy Hilfiger Corporation (the "Company"), Tommy Hilfiger U.S.A., Inc., a wholly owned subsidiary of the Company, Tommy Hilfiger (Eastern Hemisphere) Limited, a wholly owned subsidiary of the Company, and Pepe Jeans London Corporation entered into a Stock Purchase Agreement pursuant to which the Company will acquire Pepe Jeans USA, Inc. and Tommy Hilfiger Canada Inc. A press release issued by the Company on February 1, 1998 relating to the proposed transaction is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits

            Exhibit 99.1 Press Release issued by the Company on February 1,
            1998.



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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  February 5, 1998

                                    TOMMY HILFIGER CORPORATION


                                    By:  /s/  Benjamin M.T. Ng
                                         _____________________________
                                         Name:  Benjamin M.T. Ng
                                         Title: Executive Vice President  -
                                                Corporate Finance

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                                  EXHIBIT LIST



Exhibit 99.1 Press Release issued by Tommy Hilfiger Corporation on February 1, 1998.